ADVISER MANAGED TRUST
(the "Trust")

Supplement dated August 23, 2022
to the Statement of Additional Information dated November 30, 2021, as amended on March 4, 2022 (the "SAI")

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Change in Membership of the Board

The SAI is hereby amended and supplemented to reflect the following change in the membership of the Board of Trustees of the Trust (the "Board").

The Board appointed Mr. Thomas Melendez to serve as an independent consultant of the Trust on September 15, 2021. On August 15, 2022, the Board, based on the recommendation of the Governance Committee, appointed Mr. Melendez to the Board and the sole shareholder of the Trust elected Mr. Melendez along with all existing Trustees to the Board. Mr. Melendez will serve as an independent Trustee. Accordingly, the below changes are hereby made to the SAI to reflect his addition to the Board.

Under the section titled "Trustees and Officers of the Trust," under the heading titled "Members of the Board," the first sentence is hereby deleted and replaced with the following:

There are ten members of the Board of Trustees, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("Independent Trustees").

In addition, under the same section, under the heading titled "Independent Trustees," the following paragraph is hereby added as the last paragraph in the section:

THOMAS MELENDEZ (Born 1959)—Trustee (since 2022)—Retired since April 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002. Trustee of Boston Children's Hospital, The Partnership Inc. (non-profit organizations) and Brae Burn Country Club. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust and SEI Exchange Traded Funds. Independent Consultant of New Covenant Funds and SEI Catholic Values Trust.

In addition, under the same section, under the heading titled "Individual Trustee Qualifications," the following paragraph is hereby added as the eleventh paragraph of the section:

The Trust has concluded that Mr. Melendez should serve as Trustee because of the experience he has gained as an executive and portfolio manager of an investment management firm, his experience in and knowledge of the financial services industry, and other professional experience gained through his prior employment and leadership positions.

In addition, under the same section, under the heading titled "Board Standing Committees," under the sub-headings titled "Audit Committee" and "Governance Committee," the references to "Messrs. Williams, Johnson, Harris and Taylor" are hereby deleted and replaced with "Messrs. Williams, Johnson, Harris, Taylor and Melendez" to reflect Mr. Melendez's addition as a member of the Audit Committee and Governance Committee.

In addition, under the same section, under the heading titled "Fund Shares Owned by Board Members," the following text, and footnote, is hereby added to, and below, the chart:

Name	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of Shares (Fund Complex)
Mr. Melendez†	None	None

†  Mr. Melendez became a Trustee for the Trust effective August 15, 2022.

In addition, under the same section, under the heading titled "Board Compensation," the paragraph titled "Independent Consultant" is hereby deleted and the following text, and footnote, is hereby added to, and below, the chart:

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Mr. Melendez*	$9,873	$0	$0	$305,000

*  Mr. Melendez became a Trustee for the Trust effective August 15, 2022.

Other than as set forth herein, there are no other changes to the membership of the Board or the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1416 (08/22)